ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	September 30, 2005	Period Ended December 31, 2004	September 30, 2004
Balance Sheet

Cash and Due From Banks	$24,617	$21,258	$25,022
Federal Funds Sold	3,241	—	—

Securities Held-to-Maturity	7,557	5,367	5,571
Securities Available-for-Sale	279,419	319,758	319,516

Total Securities	286,976	325,125	325,087

Residential Real Estate Loans	181,137	176,666	174,757
Commercial Loans	158,725	148,821	145,696
Leases	60,645	15,817	7,174
Indirect Loans	169,684	117,622	117,209
Other Consumer Loans	66,898	63,862	62,450

Gross Loans and Leases	637,089	522,788	507,286
Less Unearned Income	8,535	2,055	991
Less Allowance for Loan and Lease Losses	5,161	5,267	6,031

Net Loans and Leases	623,393	515,466	500,264

Premises and Equipment, Net	13,052	14,454	14,714
Accrued Interest Receivable	4,273	4,005	4,307
Intangible Asset	9,797	—	—
Other Assets	15,585	13,626	14,631

Total Assets	$980,934	$893,934	$884,025

Non-Interest Checking Accounts	86,159	74,549	77,904
Interest Bearing Checking Accounts	90,426	81,891	83,574
Savings Accounts	55,875	62,783	63,085
Money Market Accounts	183,253	143,952	155,716
Time Deposits	328,511	259,946	261,651

Total Deposits	744,224	623,121	641,930

Short-Term Borrowings	63,804	101,854	52,417
Long-Term Borrowings	90,310	90,310	110,310
Accrued Interest Payable	2,106	1,451	1,360
Other Liabilities	9,269	8,302	9,049

Total Liabilities	909,713	825,038	815,066

Common Stock	3,973	3,947	3,942
Surplus	11,057	10,298	10,181
Unamortized Value of Restricted Stock	(1,522)	(1,047)	(1,093)
Undivided Profits	65,724	62,235	61,390
Accumulated Other Comprehensive Income	(56)	1,418	2,494
Treasury Stock	(7,955)	(7,955)	(7,955)

Total Shareholders’ Equity	71,221	68,896	68,959

Total Liabilities and Shareholders’ Equity	$980,934	$893,934	$884,025

Assets Under Trust Department Administration (Market Value)	$854,299	$282,255	$275,848

ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	Quarterly Average		Year to Date Average
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
Balance Sheet

Cash and Due From Banks	$21,893	$22,655	$22,262	$22,049
Federal Funds Sold	6,978	988	4,812	5,415

Securities Held-to-Maturity	7,271	5,244	7,052	6,364
Securities Available-for-Sale	287,413	300,036	295,545	304,237

Total Securities	294,684	305,280	302,597	310,601

Residential Real Estate Loans	178,726	174,722	176,718	173,263
Commercial Loans	157,613	144,626	153,336	144,129
Leases	53,252	6,993	34,354	5,145
Indirect Loans	161,162	115,767	139,412	108,144
Other Consumer Loans	68,001	61,377	65,072	59,791

Gross Loans and Leases	618,754	503,485	568,892	490,472
Less Unearned Income	7,503	945	4,851	765
Less Allowance for Loan and Lease Losses	5,321	6,048	5,234	6,076

Net Loans and Leases	605,930	496,492	558,807	483,631

Premises and Equipment, Net	13,215	14,457	13,648	13,907
Accrued Interest Receivable	3,776	3,407	3,768	3,718
Intangible Asset	9,836	—	7,681	—
Other Assets	14,988	14,808	15,253	14,423

Total Assets	$971,300	$858,087	$928,828	$853,744

Non-Interest Checking Accounts	83,269	74,394	78,276	66,292
Interest Bearing Checking Accounts	79,527	82,653	80,177	83,045
Savings Accounts	58,725	64,983	61,231	65,364
Money Market Accounts	179,157	157,275	181,783	163,038
Time Deposits	318,683	252,431	286,298	239,247

Total Deposits	719,361	631,736	687,765	616,986

Short-Term Borrowings	82,672	44,716	74,308	46,977
Long-Term Borrowings	87,616	107,030	87,602	114,522
Other Liabilities	11,066	8,217	9,610	8,372

Total Liabilities	900,715	791,699	859,285	786,857

Common Stock	3,973	3,942	3,969	3,938
Surplus	11,057	10,181	10,956	10,058
Unamortized Value of Restricted Stock	(1,552)	(1,113)	(1,558)	(1,069)
Undivided Profits	64,997	60,856	63,894	59,698
Accumulated Other Comprehensive Income	65	477	237	2,217
Treasury Stock	(7,955)	(7,955)	(7,955)	(7,955)

Total Shareholders’ Equity	70,585	66,388	69,543	66,887

Total Liabilities and Shareholders’ Equity	$971,300	$858,087	$928,828	$853,744

ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	Three months ended September 30,		Nine months ended September 30,
	2005	2004	2005	2004
Income Statement

Interest Income	$11,997	$10,112	$33,841	$30,176
Interest Expense	5,265	3,127	13,593	9,148

Net Interest Income	6,732	6,985	20,248	21,028
Provision for Loan and Lease Losses	125	140	(34)	319

Net Interest Income After Provision for Loan and Lease Losses	6,607	6,845	20,282	20,709

Trust & Brokerage Income	2,262	422	5,617	1,303
Service Charges on Deposit Accounts	693	767	2,044	2,285
Investment Securities (Losses) Gains	—	312	(22)	717
Gain on the Sale of Loans	16	67	127	156
Bank Owned Life Insurance	102	105	301	504
Rental Income from Leases	212	225	984	607
Other Non-interest Income	439	514	1,206	1,307

Total Non-interest Income	3,724	2,412	10,257	6,879

Salaries and Employee Benefits	4,331	3,742	12,508	11,231
Occupancy and Equipment Expense	1,295	1,334	4,341	3,834
Communication Expense	154	165	475	480
Stationary and Supplies Expense	131	129	350	388
Marketing Expense	202	97	537	498
Amortization of Intangible Asset	126	—	292	—
Other Operating Expense	1,495	1,274	4,480	3,796

Total Operating Expenses	7,734	6,741	22,983	20,227

Net Income Before Taxes	2,597	2,516	7,556	7,361
Provision for Income Taxes	615	494	1,812	1,701

Net Income	$1,982	$2,022	$5,744	$5,660

Share and Per Share Data

Period Ending Shares Outstanding	3,597,758	3,566,963	3,597,758	3,566,963
Basic Average Shares Outstanding	3,597,758	3,566,963	3,594,298	3,563,259
Diluted Average Shares Outstanding	3,669,419	3,623,891	3,666,344	3,633,547

Basic Earnings Per Share	$0.55	$0.57	$1.60	$1.59
Diluted Earniings Per Share	$0.54	$0.56	$1.57	$1.56
Cash Dividends Declared	$0.21	$0.21	$0.63	$0.63
Book Value	$19.80	$19.33	$19.80	$19.33

ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	Three months ended September 30,		Nine months ended September 30,
	2005	2004	2005	2004
Key Ratios

Leverage Ratio	7.36%	7.75%	7.36%	7.75%

Return on Average Assets	0.82%	0.94%	0.82%	0.88%
Return on Average Equity	11.23%	12.18%	11.01%	11.28%
Net Interest Margin (Tax Equivalent)	3.16%	3.66%	3.31%	3.70%
Efficiency Ratio	73.97%	71.74%	75.34%	72.48%

Net Loans and Leases Charged-off to Average Loans and Leases, Annualized	0.07%	0.13%	0.02%	0.10%
Provision for Loan and Lease Losses to Average Loans and Leases, Annualized	0.08%	0.11%	(0.01%)	0.09%
Allowance for Loan and Lease Losses to Period-end Loans and Leases	0.82%	1.18%	0.82%	1.18%
Allowance for Loan and Lease Losses to Nonperforming Loans and Leases	252.89%	144.61%	252.89%	144.61%
Nonperforming Loans and Leases to Period-end Loans and Leases	0.32%	0.82%	0.32%	0.82%
Nonperforming Assets to Period-end Assets	0.21%	0.48%	0.21%	0.48%

Allowance for Loan and Lease Losses

Allowance for Loan and Lease Losses, Beginning of Period	$5,141	$6,060	$5,267	$6,069

Loans and Leases Charged-off	(237)	(231)	(588)	(669)
Recoveries of Loans and Leases Previously Charged-off	132	62	516	312

Net Loans and Leases Recovered (Charged-off)	(105)	(169)	(72)	(357)

Provision for Loan and Lease Losses	125	140	(34)	319

Allowance for Loan and Lease Losses, End of Period	$5,161	$6,031	$5,161	$6,031